                                   --------
                                   MARKWEST
                                   --------


                          PRODUCTS EXCHANGE AGREEMENT

WE HEREBY ACKNOWLEDGE PRODUCTS EXCHANGE MADE WITH

Ferrellgas, L.P.                                           Date:  May 1, 1996
P.O. Box 4644                                              No: 15547
Houston, Texas  77210
(hereafter "Exchanger")

PER CONVERSATIONS BETWEEN    Dave Wunch    AND OUR      Mitchel Genslinger

MarkWest Hydrocarbon Partners, Ltd. will deliver to Exchanger:

- -------------------------------------------------------------------------------
DURING THE PERIOD: May 1, 1996 through April 30, 1997
- -------------------------------------------------------------------------------
FOB POINT: Siloam, KY       VIA
- -------------------------------------------------------------------------------
PRODUCT: Propane            ODORIZATION:  Yes
- -------------------------------------------------------------------------------
QUANTITY: [CONFIDENTIAL TREATMENT REQUESTED] MarkWest Hydrocarbon Partners,
Ltd. COLLECTS
          Gallon(s)         DIFFERENTIAL:  [CONFIDENTIAL TREATMENT REQUESTED]
- -------------------------------------------------------------------------------
Exchanger will deliver to MarkWest Hydrocarbon Partners, Ltd.:

- -------------------------------------------------------------------------------
DURING THE PERIOD:  May 1, 1996 through April 30, 1997
- -------------------------------------------------------------------------------
FOB POINT:  Mt. Belvieu-TET, TX     VIA

- -------------------------------------------------------------------------------
PRODUCT:  Propane                   ODORIZATION:  No

- -------------------------------------------------------------------------------
QUANTITY: [CONFIDENTIAL TREATMENT REQUESTED] MarkWest Hydrocarbon Partners, Ltd COLLECTS
 Gallon(s)               DIFFERENTIAL:  [CONFIDENTIAL TREATMENT REQUESTED]
- -------------------------------------------------------------------------------
REMARKS:      May                     [CONFIDENTIAL TREATMENT REQUESTED]
              Jun                     [CONFIDENTIAL TREATMENT REQUESTED]
              Jul                     [CONFIDENTIAL TREATMENT REQUESTED]
              Aug                     [CONFIDENTIAL TREATMENT REQUESTED]
              Sep                     [CONFIDENTIAL TREATMENT REQUESTED]
              Oct                     [CONFIDENTIAL TREATMENT REQUESTED]
              Nov                     [CONFIDENTIAL TREATMENT REQUESTED]
              Dec                     [CONFIDENTIAL TREATMENT REQUESTED]
              Jan                     [CONFIDENTIAL TREATMENT REQUESTED]
              Feb                     [CONFIDENTIAL TREATMENT REQUESTED]
              Mar                     [CONFIDENTIAL TREATMENT REQUESTED]
              Apr                     [CONFIDENTIAL TREATMENT REQUESTED]

Winter is from October through March; Summer is from April through September. Ferrellgas Inc. will provide storage at TET to MarkWest up to a maximum of ****** barrels at no charge to MarkWest. MarkWest agrees to have its storage account empty by April 30, 1996 and to utilize only volumes due from this exchange for the storage account.

MarkWest's currently effective "GENERAL TERMS AND CONDITIONS FOR NGL SALES and EXCHANGE AGREEMENTS" MWH Form "term8-94" are hereby incorporated herewith shall constitute a binding contract.

THIS AGREEMENT WHEN ACCEPTED BY EXCHANGER SHALL CONSTITUTE A CONTRACT FOR THE EXCHANGE WITH MARKWEST HYDROCARBON PARTNERS, LTD. OF THE PRODUCTS SPECIFIED UPON THE TERMS AND CONDITIONS APPEARING ON THE FACE AND REVERSE SIDE HEREOF.

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                                   MARKWEST
                                   --------

                             SALES ACKNOWLEDGMENT

WE HEREBY CONFIRM SALE TO                    Date:  May 1, 1996
Ferrellgas, L.P.                             No: 15624
P.O. Box 4644
Houston, Texas  77210

PER CONVERSATIONS BETWEEN    Dave Wunch  AND OUR  Mitchel Genslinger

                PRODUCT:     Propane

               QUANTITY:     [CONFIDENTIAL TREATMENT REQUESTED] Gallon(s)

                  PRICE:     Plant Posting

         TRANSPORTATION:     Trucks provided by Purchaser

            DESCRIPTION:     Via Truck

              FOB POINT:     Siloam, KY

       TERMS OF PAYMENT:     Net 10 calendar days

       TIME OF DELIVERY:     May 1, 1996 through April 30, 1997

                REMARKS:     May       [CONFIDENTIAL TREATMENT REQUESTED]
                             Jun       [CONFIDENTIAL TREATMENT REQUESTED]
                             Aug       [CONFIDENTIAL TREATMENT REQUESTED]
                             Sep       [CONFIDENTIAL TREATMENT REQUESTED]
                             Oct       [CONFIDENTIAL TREATMENT REQUESTED]
                             Nov       [CONFIDENTIAL TREATMENT REQUESTED]
                             Dec       [CONFIDENTIAL TREATMENT REQUESTED]
                             Jan       [CONFIDENTIAL TREATMENT REQUESTED]
                             Feb       [CONFIDENTIAL TREATMENT REQUESTED]
                             Mar       [CONFIDENTIAL TREATMENT REQUESTED]
                             Apr       [CONFIDENTIAL TREATMENT REQUESTED]

Buyer agrees to observe their credit limit, and if that limit is exceeded, to post an acceptable letter of credit or prepay prior to delivery.

Buyer agrees to pay a [CONFIDENTIAL TREATMENT REQUESTED] per gallon premium when loading bobtail trucks at the Church Hill Terminal

MarkWest's currently effective "GENERAL TERMS AND CONDITIONS FOR NGL SALES and EXCHANGE AGREEMENTS" MWH Form "term8-94" are hereby incorporated herewith shall constitute a binding contract.

                         [MARKWEST LOGO APPEARS HERE]


                             SALES ACKNOWLEDGEMENT


WE HEREBY CONFIRM SALE TO                    Date:  May 1, 1996
Ferrellgas, L.P.                             No: 15547
P.O. Box 4644
Houston, Texas  77210

PER CONVERSATIONS BETWEEN    Dave Wunch  AND OUR  Mitchel Genslinger

             PRODUCT:   Propane

            QUANTITY:   [CONFIDENTIAL TREATMENT REQUESTED] Gallon(s)

               PRICE:   Plant Posting

      TRANSPORTATION:   Trucks provided by Purchaser

         DESCRIPTION:   Via Truck

           FOB POINT:   Church Hill, TN

    TERMS OF PAYMENT:   Net 10 calendar days

    TIME OF DELIVERY:   May 1, 1996 through April 30, 1997


             REMARKS: May [CONFIDENTIAL TREATMENT REQUESTED] Jun [CONFIDENTIAL TREATMENT REQUESTED] Jul [CONFIDENTIAL TREATMENT REQUESTED] Aug [CONFIDENTIAL TREATMENT REQUESTED] Sep [CONFIDENTIAL TREATMENT REQUESTED] Oct [CONFIDENTIAL TREATMENT REQUESTED] Nov [CONFIDENTIAL TREATMENT REQUESTED] Dec [CONFIDENTIAL TREATMENT REQUESTED] Jan [CONFIDENTIAL TREATMENT REQUESTED] Feb [CONFIDENTIAL TREATMENT REQUESTED] Mar [CONFIDENTIAL TREATMENT REQUESTED] Apr [CONFIDENTIAL TREATMENT REQUESTED]

Buyer agrees to observe their credit limit, and if that limit is exceeded, to post an acceptable letter of credit or prepay prior to delivery.

Buyer agrees to pay a [CONFIDENTIAL TREATMENT REQUESTED] per gallon premium when loading bobtail trucks at the Church Hill Terminal

MarkWest's currently effective "GENERAL TERMS AND CONDITIONS FOR NGL SALES and EXCHANGE AGREEMENTS" MWH Form "term8-94" are hereby incorporated herewith shall constitute a binding contract.